UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 9, 2005
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

            Delaware                 333-121904-01          13-3320910
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   (State or other jurisdiction  (Commission File No.)      (IRS Employer
      of incorporation)                                  Identification No.)

           11 Madison Avenue
           New York, New York                                 10010
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      (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------


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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01   Other Events.

            On November 9, 2005, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2005-C5 in thirty-two classes (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M, Class A-J, Class B, Class C, Class D Certificates and Class E, with an aggregate principal balance of $2,687,001,000, were sold to Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated October 26, 2005, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, GMAC Commercial Mortgage Corporation, as Master Servicer No. 1, NCB, FSB, as a Master Servicer CWCapital Asset Management LLC, as Special Servicer No. 1 and National Consumer Cooperative Bank, as Special Servicer No. 2, a form of which is filed as Exhibit
4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of November 1, 2005 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, (2) GMAC Commercial Mortgage Corporation (the "GMAC Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of November 1, 2005 (the "GMAC Mortgage Loan Purchase Agreement"), between the GMAC Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3, and (3) General Electric Capital Corporation (the "GECC Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of November 1, 2005 (the "GECC Mortgage Loan Purchase Agreement"), between the GECC Mortgage Loan Seller and the Registrant, a form of which is filed as
Exhibit 4.4.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

            Exhibit No.      Description
            -----------      -----------

            4.1              Pooling and Servicing Agreement

            4.2              Column Mortgage Loan Purchase Agreement

            4.3              GMAC Mortgage Loan Purchase Agreement

            4.4              GECC Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: November 22, 2005

                                   By:  /s/ Jeffrey Altabef
                                        ----------------------------
                                        Name:  Jeffrey Altabef
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P)or
       Exhibit No.      Description                             Electronic (E)
       -----------      -----------                             --------------

       4.1              Pooling and Servicing Agreement               E

       4.2              Column Mortgage Loan Purchase Agreement       E

       4.3              GMAC Mortgage Loan Purchase Agreement         E

       4.4              GECC Mortgage Loan Purchase Agreement         E